UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 22, 2006
KLA-TENCOR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
000-09992		04-2564110
(Commission File Number)		(IRS Employer Identification No.)
160 Rio Robles
San Jose, California 95134
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (408) 875-3000
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement
     On February 22, 2006, KLA-Tencor Corporation (“KLA-Tencor”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with ADE Corporation (“ADE”) and South Acquisition Corporation, a wholly-owned subsidiary of KLA-Tencor (the “Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into ADE, with ADE as the surviving corporation and a wholly-owned subsidiary of KLA-Tencor (the “Merger”).
     At the effective time and as a result of the Merger, each share of ADE common stock will be converted into the right to receive 0.64 shares of KLA-Tencor common stock. Consummation of the Merger is subject to customary closing conditions, including antitrust approvals and approval by the stockholders of ADE. ADE’s directors and executive officers, who together hold approximately 27% of ADE’s outstanding common stock, have agreed to vote the shares of ADE common stock that they beneficially own in favor of the Merger. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the press release issued by KLA-Tencor on February 23, 2006, concerning the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Additional Information and Where to Find It
     This document may be deemed to be solicitation material in respect of the proposed business combination of KLA-Tencor and ADE. In connection with the proposed transaction, a registration statement on Form S-4 will be filed by KLA-Tencor with the SEC. STOCKHOLDERS OF ADE ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of ADE and stockholders may obtain a free copy of the disclosure documents (when they become available) and other documents filed by ADE and KLA-Tencor with the SEC at the SEC’s website at www.sec.gov, from ADE Corporation, 80 Wilson Way, Westwood, Massachusetts 02090, Attention: Chief Financial Officer, or from KLA-Tencor Corporation, 160 Rio Robles, San Jose, California 95134, Attention: General Counsel.
     KLA-Tencor, ADE and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding KLA-Tencor’s directors and executive officers is available in KLA-Tencor’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on October 13, 2005, and information regarding ADE’s directors and executive officers is available in ADE’s annual report on Form 10-K for the year ended April 30, 2005, and its proxy statement for its 2005 annual meeting of stockholders, which are filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger among KLA-Tencor Corporation, ADE Corporation, and South Acquisition Corporation, dated February 22, 2006

99.1	Press Release issued by KLA-Tencor Corporation dated February 23, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
Date: February 23, 2006	By:	/s/ Stuart J. Nichols
		Name:	Stuart J. Nichols
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger among KLA-Tencor Corporation, ADE Corporation, and South Acquisition Corporation, dated February 22, 2006

99.1	Press Release issued by KLA-Tencor Corporation dated February 23, 2006